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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            March 5, 2002
                                                 -------------------------------


                          Forest City Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


       Ohio                          1-4372                  34-0863886
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(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                File Number)           Identification No.)


   1100 Terminal Tower, 50 Public Square       Cleveland, Ohio       44113
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code          (216) 621-6060
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)



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Item 5. Other Events

On March 5, 2002, Forest City Rental Properties Corporation entered into a new Credit Agreement and Guaranty of Payment with a group of banks in which KeyBank National Association serves as administrative agent and National City Bank serves as syndication agent. The Credit Agreement and Guaranty of Payment replace the Amended and Restated Credit Agreement and Amended and Restated Guaranty of Payment, each as amended as of August 9, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

Exhibit 10.1 -

Credit Agreement dated as of March 5, 2002, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

Exhibit 10.2 -

Guaranty of Payment of Debt, dated as of March 5, 2002, by and among Forest City Enterprises, Inc., the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                       Forest City Enterprises, Inc.
                                       -----------------------------
                                               (Registrant)



Date    March 13, 2002                 By  /s/ THOMAS G. SMITH
        --------------                     -------------------------------
                                          Thomas G. Smith, Executive Vice
                                        President and Chief Financial Officer




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                               Index of Exhibits


Exhibit 10.1 -

Credit Agreement dated as of March 5, 2002, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

Exhibit 10.2 -

Guaranty of Payment of Debt, dated as of March 5, 2002, by and among Forest City Enterprises, Inc., the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.